UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21129

   Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300

                      Date of fiscal year end: November 30

                   Date of reporting period: November 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND


To the Shareholders of Flaherty & Crumrine/Claymore Preferred Securities Income
Fund:

     The fiscal year ended on a positive note, posting solid returns for the third consecutive quarter. As can be seen in the table below, the eye-popping performance of recent periods tells only part of the story, but one we are happy to report!

                         TOTAL RETURN ON NET ASSET VALUE
                       FOR PERIODS ENDED NOVEMBER 30, 2009

                                                      ACTUAL RETURNS       AVERAGE ANNUALIZED RETURNS
                                                  ----------------------   --------------------------
                                                   THREE     SIX     ONE   THREE    FIVE     LIFE OF
                                                  MONTHS   MONTHS   YEAR   YEARS   YEARS     FUND(2)
                                                  ------   ------   ----   -----   -----   ----------
Flaherty & Crumrine/Claymore
Preferred Securities Income Fund(1) ...........    13.4%    43.8%   85.7%  -6.7%    -1.4%     1.7%
Barclays Capital U.S. Aggregate Index(3) ......     2.9%     6.2%   11.6%   6.4%     5.5%     5.1%
S&P 500 Index(4) ..............................     7.9%    20.5%   25.2%  -5.8%     0.7%     5.6%

----------
(1) In prior periods, the Fund included the performance of funds in Lipper's Domestic Investment-Grade funds category, which reflected the equally-weighted average performance returns of all closed-end funds in the category in each month during the period. The category last included closed-end funds in the U.S. Mortgage and Corporate Debt BBB Rated sub-categories and has included other sub-categories in prior periods. With Lipper no longer publishing these results in a comparable format, the Fund will no longer include these results. For the period ended November 30, 2009, this category returned 5.8%, 15.4%, 31.0%, 3.9%, 4.5% and 5.2% (for the three month, six month, one year, three year, five year, and since inception periods).

(2)  Since inception on January 29, 2003.

(3) The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. This index was formerly known as the Lehman Brothers U.S. Aggregate Index.

(4) The S&P 500 is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

     The financial crisis of the past two years claimed countless casualties and caused greater market volatility in the preferred market than any time in memory. A double digit return, up or down, was unusual before the crisis, yet such numbers have recently become more common.(1)

     For all of fiscal 2009, the NAV INCREASED 85.7% as the market for preferred securities came back to life. Although recent performance is impressive, it has not been enough to offset the decline of 50.6% in fiscal 2008. Unfortunately, it takes a lot more positive percentage returns to overcome a given amount of negative return. And if that's not enough to induce some head scratching, the analysis is further complicated by changes in the amount of leverage used by the Fund. We delve more deeply into these numbers, as well as returns on the market price of Fund shares, in the discussion section.

----------
(1) The Fund's interest rate hedging strategy generally helps dampen volatility of returns, but the decision to temporarily suspend such hedging late last year has had little impact on performance (more on this later).

     To help readers put the Fund's performance in context, we've included returns for broader fixed-income and equity markets. Other performance comparisons are discussed more thoroughly in the discussion section which follows.

     Conditions in the preferred securities market have improved dramatically. Efforts by various government agencies, especially the Federal Reserve, have clearly helped stabilize the financial sector; prices of securities issued by commercial banks and insurance companies have recovered much of their lost value. Another factor contributing to the rebound in the preferred market is the absence of alternative investments such as asset-backed securities, collateralized debt obligations and commercial mortgage-backed securities. Investors have returned to more traditional investments like preferred securities, as the supply of "alternative" products has virtually disappeared.

     Although risks remain, the outlook for the preferred securities market seems bright. Market liquidity has improved and new securities are being issued. Confidence in the banking sector has improved, as banks have repaid more than 70% of the TARP preferreds issued during the height of the financial crisis. There are also indications that increased standardization of preferred security structures may be coming down the road, something investors would welcome.

     The fact that the government used preferred stock investments to provide capital to distressed companies is an indication of how important these securities are in the world of finance. Without preferred securities, the number of companies that failed during the financial crisis would likely have been far greater.

     More information is always available on the Fund's website, including expanded discussion of many of the topics in this letter. In addition, our thoughts on the economic outlook are published quarterly and posted to the site. We encourage you to visit the website at www.fcclaymore.com.

Sincerely,


/s/ Donald F. Crumrine                  /s/ Robert M. Ettinger

Donald F. Crumrine                      Robert M. Ettinger
Chairman                                President
January 21, 2010

                                DISCUSSION TOPICS

THE FUND'S PORTFOLIO RESULTS AND COMPONENTS OF TOTAL RETURN ON NAV

     The table below reflects the performance of each investment technique available for use by the Fund to achieve its objective, namely: (a) investing in a portfolio of securities; (b) hedging that portfolio of securities against significant increases in long-term interest rates (see the following discussion on interest rate hedging); and (c) utilizing leverage to enhance returns to shareholders. Next, we compute the impact of the Fund's operating expenses. All of the parts are summed to determine the total return on NAV.

                     COMPONENTS OF FFC'S TOTAL RETURN ON NAV
                   FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009

                                                             SIX MONTHS*   ONE YEAR
                                                             -----------   --------
Total Return on Unleveraged Securities Portfolio
(including principal and income) .........................      +28.4%      +52.9%
Return from Interest Rate Hedging Strategy ...............        0.0%        0.0%
Impact of Leverage (including leverage expense) ..........      +15.9%      +34.0%
Expenses (excluding leverage expense) ....................       -0.5%       -1.2%
                                                                 ----        ----
*    Actual, not annualized.          TOTAL RETURN ON NAV       +43.8%      +85.7%



     By the end of the Fund's fiscal year ended November 30th, the preferred market had recovered dramatically from the lows it reached in 2008 and early 2009. More importantly, as can be seen by comparing the total return on the securities portfolio (the first row of the above table) to the index results in the following table, the Fund's portfolio outperformed the three largest segments of the market. The fourth segment of the market, adjustable rate preferred securities, constitutes roughly 3% of the entire preferred market as well as of the Fund's portfolio.

  TOTAL RETURNS OF BANK OF AMERICA MERRILL LYNCH PREFERRED SECURITIES INDICES*
                       FOR PERIODS ENDED NOVEMBER 30, 2009

                                                                              SIX MONTHS   ONE YEAR
                                                                              ----------   --------
BofA Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) ................     +20.5%      +25.1%
BofA Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM) ........     +13.9%      +27.8%
BofA Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM) ..     +26.8%      +49.2%
BofA Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) ...     +43.0%      +87.9%

* The Bank of America Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Bank of America Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) includes adjustable rate preferred securities issued by U.S. corporations and government agencies with issuer concentration capped at a maximum of 7%. All index returns include interest and dividend income and, unlike the Fund's returns, are unmanaged and do not reflect any expenses.

     The bottom line of the Fund's performance (as well as the bottom line of the first table) demonstrates how leverage benefited common stock shareholders during the past year. In contrast to the experience during fiscal 2008, the strategy of using leverage to increase current income magnified the positive returns over the Fund's fiscal 2009, and, even net of its expenses, caused the NAV of the Fund (with the added benefit of leverage) to significantly outperform the three largest unleveraged preferred market indices.

TOTAL RETURN ON MARKET PRICE OF FUND SHARES

     While our focus is primarily on managing the Fund's investment portfolio, an investor's actual return is comprised of monthly dividend payments plus changes in the Fund's MARKET PRICE. After hitting lows in late 2008, the Fund's market price improved dramatically in 2009, and for the twelve months ending November 30, 2009, the total return on market price of Fund shares was +96.5%.

     In a perfect world the market price of Fund shares would closely track the Fund's net asset value. As can be seen from the graph below, this often is not the case. For most of the past year the market price has been below the NAV (in market parlance, "trading at a discount"). Recently, the discount narrowed and the market price is more in line with the underlying value of each Fund share.

       FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND (FFC)
           PREMIUM/DISCOUNT OF MARKET PRICE TO NAV THROUGH 12/31/2009

                               (PERFORMANCE GRAPH)

 1/31/03    0.0516
  2/7/03    0.0516
 2/14/03    0.0535
 2/21/03    0.0512
 2/28/03    0.0447
  3/7/03    0.0417
 3/14/03    0.0463
 3/21/03    0.0523
 3/28/03    0.05
  4/4/03    0.0545
 4/11/03    0.0517
 4/18/03    0.0409
 4/25/03    0.0285
  5/2/03    0.0264
  5/9/03    0.0101
 5/16/03   -0.0158
 5/23/03   -0.0427
 5/30/03   -0.0232
  6/6/03   -0.0245
 6/13/03   -0.0412
 6/20/03   -0.0136
 6/27/03   -0.0051
  7/4/03    0.0027
 7/11/03    0.0012
 7/18/03    0.0016
 7/25/03   -0.002
  8/1/03   -0.004
  8/8/03    0.0073
 8/15/03   -0.004
 8/22/03   -0.004
 8/29/03   -0.0028
  9/5/03   -0.002
 9/12/03   -0.0079
 9/19/03   -0.0207
 9/26/03   -0.0228
 10/3/03   -0.0109
10/10/03    0.0047
10/17/03    0.0117
10/24/03    0.0121
10/31/03    0.0105
 11/7/03    0.0431
11/14/03    0.0226
11/21/03    0.01
11/28/03    0.0357
 12/5/03    0.0254
12/12/03    0.0712
12/19/03    0.0623
12/26/03    0.0678
  1/2/04    0.0732
  1/9/04    0.053
 1/16/04    0.0514
 1/23/04    0.0512
 1/30/04    0.0463
  2/6/04    0.058
 2/13/04    0.0564
 2/20/04    0.0611
 2/27/04    0.057
  3/5/04    0.0499
 3/12/04    0.0541
 3/19/04    0.0636
 3/26/04    0.084
  4/2/04    0.0756
  4/9/04    0.0547
 4/16/04    0.0385
 4/23/04   -0.0037
 4/30/04   -0.0016
  5/7/04   -0.0084
 5/14/04    0.0241
 5/21/04    0.0038
 5/28/04    0.0204
  6/4/04    0.0167
 6/11/04    0.0209
 6/18/04    0.0155
 6/25/04    0.003
  7/2/04    0.0143
  7/9/04    0.0189
 7/16/04    0.0245
 7/23/04    0.0189
 7/30/04    0.0339
  8/6/04    0.0333
 8/13/04    0.036
 8/20/04    0.0366
 8/27/04    0.0456
  9/3/04    0.0465
 9/10/04    0.0432
 9/17/04    0.0346
 9/24/04    0.0252
 10/1/04    0.0415
 10/8/04    0.0494
10/15/04    0.0517
10/22/04    0.0472
10/29/04    0.0607
 11/5/04    0.044
11/12/04    0.0562
11/19/04    0.0642
11/26/04    0.0632
 12/3/04    0.0379
12/10/04    0.0322
12/17/04    0.0322
12/24/04    0.0553
12/31/04    0.0691
  1/7/05    0.0632
 1/14/05    0.0426
 1/21/05    0.0422
 1/28/05    0.036
  2/4/05    0.0524
 2/11/05    0.0343
 2/18/05    0.0344
 2/25/05    0.0363
  3/4/05    0.0347
 3/11/05    0.002
 3/18/05   -0.0413
 3/25/05   -0.0514
  4/1/05   -0.0742
  4/8/05   -0.089
 4/15/05   -0.0775
 4/22/05   -0.061
 4/29/05   -0.0475
  5/6/05   -0.0283
 5/13/05   -0.058
 5/20/05   -0.0523
 5/27/05   -0.0455
  6/3/05   -0.0371
 6/10/05   -0.0238
 6/17/05   -0.0272
 6/24/05   -0.0343
  7/1/05   -0.0344
  7/8/05   -0.0155
 7/15/05   -0.0285
 7/22/05   -0.0206
 7/29/05    0.0008
  8/5/05   -0.0156
 8/12/05   -0.0076
 8/19/05   -0.0181
 8/26/05   -0.019
  9/2/05   -0.0122
  9/9/05   -0.0008
 9/16/05   -0.0132
 9/23/05   -0.0272
 9/30/05   -0.0703
 10/7/05   -0.0808
10/14/05   -0.0984
10/21/05   -0.0776
10/28/05   -0.0815
 11/4/05   -0.0861
11/11/05   -0.0861
11/18/05   -0.1203
11/25/05   -0.1106
 12/2/05   -0.1113
 12/9/05   -0.1325
12/16/05   -0.1641
12/23/05   -0.1467
12/30/05   -0.1543
  1/6/06   -0.0989
 1/13/06   -0.0965
 1/20/06   -0.076
 1/27/06   -0.0751
  2/3/06   -0.083
 2/10/06   -0.068
 2/17/06   -0.06
 2/24/06   -0.0687
  3/3/06   -0.0751
 3/10/06   -0.1315
 3/17/06   -0.1183
 3/24/06   -0.1078
 3/31/06   -0.1258
  4/7/06   -0.1264
 4/14/06   -0.1499
 4/21/06   -0.1301
 4/28/06   -0.1155
  5/5/06   -0.1271
 5/12/06   -0.1249
 5/19/06   -0.1309
 5/26/06   -0.1219
  6/2/06   -0.1114
  6/9/06   -0.1187
 6/16/06   -0.1109
 6/23/06   -0.1091
 6/30/06   -0.1144
  7/7/06   -0.1288
 7/14/06   -0.1201
 7/21/06   -0.1218
 7/28/06   -0.1032
  8/4/06   -0.104
 8/11/06   -0.0886
 8/18/06   -0.0874
 8/25/06   -0.0899
  9/1/06   -0.0821
  9/8/06   -0.0943
 9/15/06   -0.0897
 9/22/06   -0.1064
 9/29/06   -0.0966
 10/6/06   -0.0912
10/13/06   -0.0814
10/20/06   -0.0707
10/27/06   -0.0735
 11/3/06   -0.0926
11/10/06   -0.0848
11/17/06   -0.0734
11/24/06   -0.0705
 12/1/06   -0.0652
 12/8/06   -0.0587
12/15/06   -0.0528
12/22/06   -0.0621
12/29/06   -0.0752
  1/5/07   -0.067
 1/12/07   -0.0574
 1/19/07   -0.065
 1/26/07   -0.0561
  2/2/07   -0.06
  2/9/07   -0.0561
 2/16/07   -0.072
 2/23/07   -0.0656
  3/2/07   -0.0639
  3/9/07   -0.0617
 3/16/07   -0.063
 3/23/07   -0.0291
 3/30/07   -0.0283
  4/5/07   -0.0192
 4/13/07   -0.0376
 4/20/07   -0.0414
 4/27/07   -0.031
  5/4/07   -0.0434
 5/11/07   -0.0443
 5/18/07   -0.0315
 5/25/07   -0.0571
  6/1/07   -0.0426
  6/8/07   -0.0655
 6/15/07   -0.0645
 6/22/07   -0.0969
 6/29/07   -0.0794
  7/6/07   -0.0757
 7/13/07   -0.0761
 7/20/07   -0.0986
 7/27/07   -0.0922
  8/3/07   -0.1027
 8/10/07   -0.105
 8/17/07   -0.1382
 8/24/07   -0.1163
 8/31/07   -0.1092
  9/7/07   -0.1101
 9/14/07   -0.0877
 9/21/07   -0.1074
 9/28/07   -0.1316
 10/5/07   -0.1218
10/12/07   -0.1342
10/19/07   -0.146
10/26/07   -0.1282
 11/2/07   -0.1437
 11/9/07   -0.1489
11/16/07   -0.1519
11/23/07   -0.1545
11/30/07   -0.1094
 12/7/07   -0.1016
12/14/07   -0.1227
12/21/07   -0.1264
12/28/07   -0.1264
  1/4/08   -0.1153
 1/11/08   -0.0829
 1/18/08   -0.0825
 1/25/08   -0.064
  2/1/08   -0.0702
  2/8/08   -0.0571
 2/15/08   -0.088
 2/22/08   -0.1033
 2/29/08   -0.1182
  3/7/08   -0.0861
 3/14/08   -0.0959
 3/20/08   -0.1049
 3/28/08   -0.1105
  4/4/08   -0.1136
 4/11/08   -0.1201
 4/18/08   -0.0992
 4/25/08   -0.0768
  5/2/08   -0.0875
  5/9/08   -0.0885
 5/16/08   -0.0789
 5/23/08   -0.0803
 5/30/08   -0.058
  6/6/08   -0.081
 6/13/08   -0.0592
 6/20/08   -0.0982
 6/27/08   -0.1055
 6/30/08   -0.1104
  7/3/08   -0.1216
 7/11/08   -0.0772
 7/18/08   -0.0657
 7/25/08   -0.0972
  8/1/08   -0.0924
  8/8/08   -0.0727
 8/15/08   -0.0407
 8/22/08   -0.0542
 8/29/08   -0.0536
  9/5/08   -0.0615
 9/12/08   -0.0402
 9/19/08   -0.0754
 9/26/08   -0.1489
 10/3/08   -0.2849
10/10/08   -0.5006
10/17/08   -0.266
10/24/08   -0.2854
10/31/08   -0.0507
 11/7/08   -0.1466
11/14/08   -0.1872
11/21/08   -0.3668
11/28/08   -0.1067
 12/5/08   -0.2609
12/12/08   -0.2348
12/19/08   -0.1463
12/26/08   -0.1385
12/31/08   -0.1243
  1/2/09   -0.0582
  1/9/09   -0.1059
 1/16/09   -0.0816
 1/23/09   -0.0137
 1/30/09    0.0062
  2/6/09   -0.0216
 2/13/09    0.0063
 2/20/09   -0.102
 2/27/09   -0.0656
  3/6/09   -0.2072
 3/13/09   -0.106
 3/20/09   -0.1546
 3/27/09   -0.0835
 3/31/09   -0.1074
  4/3/09   -0.0455
  4/9/09   -0.0453
 4/17/09   -0.019
 4/24/09   -0.0564
  5/1/09   -0.0404
  5/8/09   -0.0683
 5/15/09   -0.0631
 5/22/09   -0.0766
 5/29/09   -0.0812
  6/5/09    0.002
 6/12/09   -0.0211
 6/19/09   -0.0154
 6/26/09   -0.0029
 6/30/09    0.0019
  7/2/09    0.0047
 7/10/09   -0.0121
 7/17/09    0.0702
 7/24/09    0.0444
 7/31/09   -0.0401
  8/7/09   -0.0034
 8/14/09   -0.0082
 8/21/09    0.016
 8/28/09   -0.0415
 8/31/09   -0.0322
  9/4/09   -0.03
 9/11/09   -0.0163
 9/18/09    0.0087
 9/25/09   -0.0272
 9/30/09    0.0015
 10/2/09   -0.0077
 10/9/09    0
10/16/09   -0.0259
10/23/09   -0.0317
10/30/09   -0.0706
 11/6/09   -0.0497
11/13/09   -0.0457
11/20/09   -0.0585
11/27/09   -0.0448
11/30/09   -0.0546
 12/4/09   -0.041
12/11/09   -0.017
12/18/09   -0.0072
12/24/09    0.0233
12/31/09   -0.0014

     Based on a closing price of $13.97 on December 31st, the current distribution rate on the market price of the Fund's shares (assuming the current monthly distribution of $0.114 does not change) is 9.8%. In our opinion, this distribution rate measures up favorably with most comparable investment opportunities.

PREFERRED MARKET CONDITIONS

     Conditions in the preferred securities market have improved markedly since the very dark days of last winter. By late February 2009, prices on preferred securities had fallen to such a degree that the market seemed to be predicting few companies would survive. And while the severe economic downturn did claim its victims, the vast majority of companies appear to be well on the way to full recovery.

     By most measures, key aspects of the preferred market are returning to normal levels. Trading has improved; there has been a steady supply of new issues; market participation appears widespread; and valuation metrics appear more consistent with other market segments. Of course, the most important measure of whether the preferred market has returned to normal levels is price. In our opinion, prices on much of the universe of preferred securities remain attractive, especially when compared to pre-crisis levels.

     Since March, there have been almost thirty new preferred issues, totaling over $16 billion. Although some of the new issues have been in exchange for older preferred securities, there has been new supply, and investors appear to have an appetite for more.

     Perceptions of credit quality have also improved recently. Bolstered by banks returning bailout funds to the government (discussed below), investor confidence is coming back. The market reacted positively to each announcement of the Troubled Asset Relief Program (TARP) repayment, especially those of Bank of America and Citigroup. In addition to paying back the government, a number of banks raised new capital (common and preferred) in a sign that traditional financing sources are opening up again.

     Though banks have the most preferred securities outstanding, preferred securities of insurance companies and public utilities constitute the other large sectors of the preferred securities universe. The insurance industry has generally benefited from improved investment performance and very few natural catastrophes. A number of insurance companies repurchased a portion of their outstanding preferred securities in recent months; in turn, the market prices of their remaining securities have risen substantially. Utilities, largely unaffected by the financial crisis, have continued to perform well, as investors seek perceived safety and diversification.

     From time to time, the national credit rating agencies, primarily Moody's, Standard & Poor's, and Fitch, have revised the methodology they use to rate preferred securities. We rely primarily on our own research to evaluate credit quality, but the impact of public ratings can't be ignored. So when the agencies recently announced changes (once again!) to the methodology they employ in rating preferred securities, we were a bit dismayed. However, the market took it in stride, and despite a number of downgrades, prices changed little, if at all.

     In December, a little known, but extremely important international committee based in Basel, Switzerland, proposed stricter guidelines for the way banks account for capital raised by issuing preferred securities. From our initial read of the guidelines, it appears that, after a transition period, in order for banks to receive the most favorable regulatory treatment from preferred capital, the issues will have to look more like old fashioned perpetual preferred stock. In addition, the U.S. Congress is considering new regulations for financial institutions that will affect many of the issuers in the Fund's portfolio. Of course, we'll monitor these developments closely and keep you informed, but we are optimistic that these changes will be beneficial to the Fund.

     The preferred securities market, much like the broader stock and bond markets, took some severe hits during the financial crisis, and we still expect some bumps in the road to complete recovery in our markets. That being said, we aren't surprised by the extent of the ongoing recovery, even if the speed at which it has occurred has been faster than we imagined.

BANK REPAYMENT OF TARP PREFERRED AND IMPACT ON PREFERRED INVESTORS

     In aggregate, U.S. banks have repaid about $188 billion of the roughly $264 billion in preferred capital purchased from them by the TARP. Focusing on the 19 largest banks that were subject to the Supervisory

Capital Assessment Program (SCAP), 18 of these banks received approximately $221 billion in TARP capital and 12 of them have repaid about $182 billion as of December 18, 2009.(2) This has turned out to be a significantly faster timetable for repayment than most market participants expected, and it highlights that (1) policies implemented to protect the financial system were largely effective and
(2) the health of the banking system is improving rapidly.

     All of the money-center banks and most of the major trust banks have repaid their TARP capital. These institutions have viewed repayment as important to their business. They believe that customers have a higher degree of confidence doing business - particularly when it involves counterparty risk - with a bank that has repaid the Treasury.

     On the other hand, most regional and community banks have not yet repaid their TARP capital. This is not a bad thing for preferred investors. Although our assessment of their ability to repay TARP capital varies among regional and community banks, we believe that it is prudent for them to hold on to the capital at this time. While economic and financial conditions have improved, aggregate loan losses are still increasing. We expect them to peak in 2010, but some geographic regions and loan categories (e.g., commercial real estate) are likely to turn around more slowly. Regional and community banks, particularly smaller ones, tend to have more geographic, and often more loan-category, concentration than larger money-center banks, which makes them more exposed to those uncertainties. As a result, we do not fault these banks for holding on to their TARP capital for a while longer. If the economic recovery proceeds as expected and loan losses begin to trend down, we expect that most of the remaining banks will repay their TARP capital in 2010. However, banks with tough geographic footprints or concentrations of problem loans may not repay their TARP capital for several more years, and some will not survive at all.

     As preferred investors, we care more about the quality of a bank's loan book, its business prospects, and the quantity and composition of its capital than whether or not it has repaid the TARP. We generally are happy to see banks repay the Treasury as long as they issue a meaningful amount of common equity to fund the repayment - something nearly all of the banks that have repaid the TARP have done.

STATUS OF THE FUND'S HEDGING STRATEGY

     The Fund suspended its interest rate hedging program as the financial crisis intensified in the autumn of 2008. There were three principal reasons why we suspended the program at the time. First, the relationship between preferred securities' prices and the Fund's hedging instruments (Treasury bond futures, interest rate swaps, and options on both) was turned on its head during the financial crisis. Historically, preferred prices had tended to rise (fall) in periods of falling (rising) long-term Treasury rates, but as the financial crisis unfolded, the opposite occurred: preferred prices plunged while Treasury and swap rates fell as investors sold risky assets and raced into Treasuries. This meant that hedging interest rates using put options on Treasury futures as had been done historically added risk to the Fund, which emphatically is not the objective of the hedging program. Second, the cost of hedging rose dramatically as the yield curve steepened and options prices rose sharply. Finally, preferred securities became exceptionally cheap and were likely to offer high

----------
(2) Citigroup received a total of $45 billion in TARP capital and issued $7.1 billion in additional preferreds to the U.S. Treasury as payment for insurance on $301 billion of troubled assets. Treasury later exchanged $25 billion of TARP preferred for common equity. (We include this amount as "repaid," since it is no longer a Citigroup obligation.) As part of the repayment plan announced on December 14, 2009, Citigroup will repay the balance of $20 billion in TARP preferred, but $5.3 billion of the "additional preferreds" will remain outstanding. The other banks that have repaid their TARP capital are: American Express, Bank of America, BB&T Bank, Bank of New York Mellon, Capital One Financial, Goldman Sachs, JP Morgan Chase, Morgan Stanley, State Street Bank & Trust, U.S. Bancorp, and Wells Fargo.

returns to shareholders even if Treasury yields increased moderately. Add them up, and we believed that hedging simply would not work under the market conditions at the time. (For a more detailed explanation, see "Update on Hedging Strategy," July 6, 2009 on the Fund's web site.)

     Looking at the hedging strategy currently, we conclude that it remains too early to reinstate the hedging program. Although some preferred securities are starting to move in concert with the general level of long-term Treasury rates, most are not. For the preferred market as a whole, correlations between movements in prices of preferreds and the hedge instruments we use are increasing, but they remain well below their historical levels. While hedging today probably would not add to risk as it did during the height of the crisis, it still would not do much to reduce it. Meanwhile, the cost of hedging remains high, and preferreds remain attractively priced.

     However, it does appear that the preferred market is gradually moving back toward a stronger relationship with swaps and Treasuries, even if that progress is insufficient to persuade us to reestablish the hedging program at this time. As the financial system heals, preferred securities are likely to reconnect with long-term benchmark Treasury rates. When they do, we will consider hedging again.

THE FUND'S LEVERAGE

     As we have discussed in the past, there have been important changes in the Fund's leverage since the beginning of the credit crisis. Most notably, during the past year, the Fund redeemed all of its remaining outstanding auction preferred stock, and instead began using debt for leverage. Equally important, the amount of leverage in the Fund in dollars and as a percent of total assets has changed.

     Leverage is an important part of the Fund's strategy to produce high current income. Over time, the cost of leverage is typically lower than the yield on the Fund's portfolio. The difference between what the Fund earns on its investments and pays on the money it borrows increases the income available to common shareholders.

     The Fund began a process of transitioning from auction preferred leverage to bank debt leverage in early 2008. When it worked as intended, auction preferred stock was a very efficient form of leverage. However the breakdown of the auction process in late 2007 prompted us to seek alternative leverage. We determined that a borrowing facility was the best available option.

     In addition to economic considerations there is a set of rules that govern leverage (most importantly, the terms and conditions of the leverage agreement, and all relevant securities laws). We take all of these factors into consideration as we manage the leverage and the assets of the Fund.

     There are two useful measures of how much leverage the Fund has in place. The first is simply the total dollar amount of leverage. The other measure is the ratio of the Fund's assets financed by that leverage (in other words, the amount of leverage divided by total assets). The chart below presents both measures of leverage over the past three years.

                              FFC LEVERAGE HISTORY

                               (PERFORMANCE GRAPH)

LEVERAGE   MONTH END     TOTAL      MONEY MARKET    LOAN AMOUNT
 PERCENT      DATE     LEVERAGE   PREFERRED STOCK      DRAWN
--------   ---------   --------   ---------------   -----------
  35.1%
  35.5%     12/31/06      542           542               0
  35.6%     1/31/07       542           542               0
  35.3%     2/28/07       542           542               0
  35.7%     3/31/07       542           542               0
  35.7%     4/30/07       542           542               0
  36.0%     5/31/07       542           542               0
  36.5%     6/30/07       542           542               0
  37.6%     7/31/07       542           542               0
  37.9%     8/31/07       542           542               0
  37.8%     9/30/07       542           542               0
  37.7%     10/31/07      542           542               0
  39.8%     11/30/07      542           542               0
  40.9%     12/31/07      542           542               0
  40.2%     1/31/08       542           542               0
  40.6%     2/29/08       542           542               0
  43.1%     3/31/08       542           542               0
  43.1%     4/30/08       542           542               0
  43.0%     5/31/08       542           214             328
  44.8%     6/30/08       542           165             377
  44.8%     7/31/08       489           165             324
  44.8%     8/31/08       489           165             324
  47.3%     9/30/08       489           165             324
  44.1%     10/31/08      311            92             219
  44.2%     11/30/08      281            92             189
  43.8%     12/31/08      281            92             189
  44.8%     1/31/09       281            92             189
  44.7%     2/28/09       241            92             149
  42.9%     3/31/09       226            92             134
  40.5%     4/30/09       226            92             134
  35.0%     5/31/09       226            92             134
  33.7%     6/30/09       226            92             134
  33.6%     7/31/09       226             0             226
  33.4%     8/31/09       226             0             226
  33.1%     9/30/09       275             0             275
  33.2%     10/31/09      283             0             283
  32.9%     11/30/09      283             0             283
  32.3%     12/31/09      283             0             283
  30.7%
  30.3%
  30.9%
  30.5%
  30.4%
  33.3%
  33.1%
  33.3%
  33.4%
  33.3%
  33.2%
  33.2%
  32.9%
  33.4%
  33.3%
  33.3%
  33.2%
  33.2%
  33.1%
  33.1%
  33.1%
  32.9%
  32.5%
  32.6%
  32.1%


     When the leverage was comprised entirely of auction preferred stock, the AMOUNT of leverage rarely changed. As a result, the PERCENTAGE of the Fund's leverage to total net assets varied as the value of the portfolio moved up or down. As can be seen in the chart, the leverage percentage climbed steadily as the financial crisis unfolded and the value of the Fund's investment portfolio fell.

     As the leverage ratio rose to unsustainable levels, the Fund sold assets and used the proceeds to reduce leverage. While this meant that monthly distributions to shareholders had to be cut, it also served to reduce the NAV and market price risk to the Fund's common shareholders.

     With debt leverage, it has been easier and less expensive to INCREASE the amount borrowed by the Fund (within certain limits!). This is important because the dramatic recovery in asset prices meant the Fund could comfortably borrow more and use the money to purchase additional securities.

     The "right" amount of leverage is never a simple matter to determine. Type of borrowing, the cost of funds and market conditions will all be factors to consider. At present, we are comfortable with the amount of the leverage. We continuously monitor these factors and try to use leverage in a manner most consistent with the Fund's objectives.

MONTHLY DISTRIBUTIONS TO FUND SHAREHOLDERS

     The monthly distribution paid to shareholders is intended to reflect current market conditions, but we also must make assumptions about the future. We begin with an estimate of the sustainable income generated from the investment portfolio, and end with a forecast of expenses, including the cost of leverage. While it sounds simple, in periods of rapid change, forecasting income and expenses becomes more art than science. There are always a lot of moving parts when the Fund sets the monthly distribution, and the present is no different.

     With regard to income earned by the Fund, the financial crisis has claimed many victims and there are a few Fund portfolio holdings that are not currently making dividend or interest payments (noted as "non-income producing" in the portfolio listing that follows). This obviously has a direct impact on our forecasted income.

     The primary variables on the expense forecast are the cost and amount of leverage employed by the Fund. During the year, we saw two different trends. Late in 2008, the reduction in the AMOUNT of leverage (and the amount of additional incremental income it provided) dwarfed the benefit the Fund would have seen from its declining COST of leverage. As a result, the Fund began its fiscal year with a dividend cut. In the second half of 2009, the Fund saw both variables trend positive: the cost of leverage continued to drop and the amount of leverage was increased.

IMPACT OF THE FEDERAL RESERVE RAISING SHORT-TERM RATES

     With the federal funds rate hovering near zero percent, it's fair to ask what will happen to the Fund when the Fed inevitably raises short-term rates. We have to start with the caveat that there is no comprehensive answer, since the Fund's performance depends on a lot more than the fed funds rate, which is the only interest rate that the Fed controls directly. Having said that, we believe there are several likely repercussions of Fed tightening.

     Higher short-term rates are likely to reduce income available to the Fund's common stock shareholders. The Fund's cost of leverage would go up, whereas most of the Fund's assets pay fixed dividends or interest. The Fund could hedge this risk by fixing the cost of leverage for some period of time, but doing so would certainly increase the cost of leverage today in exchange for possibly lowering it in the future. Because the yield curve currently is steep, the market expects short rates will rise significantly and soon. As of December 31, 2009, the market was pricing-in 25-50 basis points (bp) of tightening by the Fed by June 2010, 100-125 bp of tightening by the end of 2010, and more than 250 bp of tightening by the end of 2011. Hedging the cost of leverage locks in those expected rate increases. Short-term interest rates may rise by more than that, but we currently think the economic outlook favors low rates for a longer period than the market expects. Nonetheless, when short-term rates eventually do rise, it probably will strain the Fund's dividend.

     While the impact of higher short-term rates on income is fairly clear, their impact on preferred securities' prices is ambiguous. Higher short-term rates normally are associated with higher long-term rates and lower preferred prices. However, we don't think these are normal times! The Fed is not likely to raise short-term rates until the economy is stronger, which in turn should be positive for the credit outlook. With preferred valuations still being driven more by credit developments than by the general level of interest rates, Fed tightening - at least in moderate amounts - might actually be good news for preferred prices. In addition, if the Fed tightens by less than the market expects, long-term rates could fall, just as they did when the Fed tightened in 2004-05. In short, it's not obvious that long-term interest rates are set to rise, even though higher short-term rates are inevitable at some point - and it's even less clear that tighter monetary policy would be bad news for preferreds. (This is another reason why the Fund's hedging program is on hold.)

     Implicit in this analysis is the view that the Fed will not have to raise short-term rates dramatically, which probably would push all rates higher. The only reason we could anticipate such high short-term rates is a breakout of inflation. Given soaring budget deficits and accommodative monetary policy, sharply higher inflation down the road cannot be ruled out. However, as we have discussed in recent Economic Updates, we do not think inflation will gain a foothold over the near to medium term. If we are right about that, we think the main impact of moderately tighter monetary policy on the Fund is likely to be somewhat reduced income.

FEDERAL TAX ADVANTAGES OF 2009 CALENDAR YEAR DISTRIBUTIONS

     In 2009, the Fund passed on a portion of its income to individuals in the form of qualified dividend income or QDI. Under federal law, QDI is taxed at a maximum 15% rate instead of an individual's ordinary income tax rate. In calendar year 2009, approximately 26.3% of distributions made by the Fund was eligible for QDI treatment. For an individual in the 28% tax bracket, this means that the Fund's total distributions will only be taxed at a blended 24.6% rate versus the 28% rate which would apply to distributions by a fund containing traditional corporate bonds. This tax advantage means that, all other things being equal, an individual in the 28% tax bracket who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $143 in distributions from a traditional corporate bond fund to net the same after-tax amount as the $137 in distributions paid by the Fund.

     For detailed information about the tax treatment of the particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

     Corporate shareholders also receive a federal tax benefit from the 9.9% of distributions that were eligible for the inter-corporate dividends received deduction or DRD.

     It is important to remember that the composition of the portfolio and the income distributions can change from one year to the next, and that the QDI or DRD portions of 2010's distributions may not be the same (or even similar) to 2009.

     AS PREVIOUSLY DISCUSSED, THE FUND REDEEMED ALL OF ITS OUTSTANDING AUCTION PREFERRED STOCK DURING THE PAST YEAR AND BEGAN USING DEBT FOR LEVERAGE. THE FOLLOWING DESCRIBES RISKS ASSOCIATED WITH LEVERAGING THE FUND THROUGH THE USE OF BORROWING, WHICH DO NOT MATERIALLY DIFFER FROM THE RISKS THE FUND FORMERLY FACED THROUGH LEVERAGING USING AUCTION PREFERRED STOCK.

     Because the investment risk associated with investment assets purchased with funds obtained through leveraging is borne solely by each Fund's Common Stock shareholders, adverse movements in the price of the Fund's portfolio holdings would have a more severe effect on the Fund's net asset value than if the Fund were not leveraged. Leverage creates risks for the Fund's Common Stock shareholders, including the likelihood of greater volatility of the Fund's net asset value and the market price of its shares, and the risk that fluctuations in interest rates on borrowings may affect the return to Common Stock shareholders. If income from the securities purchased with such funds is not sufficient to cover the cost of leverage, net income of the Fund would be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders as dividends will be reduced. In such an event, the Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage. Further, all expenses associated with borrowing, such as interest expenses and transaction costs, will be borne solely by the Fund's Common Stock shareholders.

     If the asset coverage for borrowing declines below the limits specified in the Investment Company Act of 1940 ("the 1940 Act") or in the terms of the financing arrangement, the Fund might be required to sell a portion of its investments when it is not advantageous to do so. In the extreme, sales of investments required to meet asset coverage tests imposed by the 1940 Act could also cause a Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund were unable to make adequate distributions to shareholders because of asset coverage or other restrictions, it could fail to qualify as a regulated investment company for federal income tax purposes, and, even if it did not fail to so qualify, it could become liable for income and excise tax on the portion of its earnings which are not distributed on a timely basis in accordance with applicable provisions of the Code.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                              PORTFOLIO OVERVIEW
                                                   NOVEMBER 30, 2009 (UNAUDITED)

FUND STATISTICS ON 11/30/09
---------------------------

Net Asset Value                   $     13.38
Market Price                      $     12.65
Discount                                 5.46%
Yield on Market Price                   10.81%
Common Stock Shares Outstanding    42,673,579

MOODY'S RATINGS           % OF NET ASSETS+
---------------           ----------------
AAA                              0.4%
AA                               0.1%
A                               20.7%
BBB                             55.5%
BB                              17.7%
Below "BB"                       2.2%
Not Rated                        1.0%
                                ----
Below Investment Grade*         14.7%

*    BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

                                   (PIE CHART)

INDUSTRY CATEGORIES    % OF NET ASSETS+
-------------------    ----------------
REITs                         1%
Other                         4%
Banking                      38%
Utilities                    26%
Insurance                    25%
Energy                        5%
Financial Services            1%

TOP 10 HOLDINGS BY ISSUER   % OF NET ASSETS+
-------------------------   ----------------
Banco Santander                   7.5%
Liberty Mutual Group              6.0%
Capital One Financial             4.5%
Dominion Resources                4.1%
Metlife                           3.9%
Puget Energy                      3.4%
Southern Union                    3.2%
PNC Financial Services            3.2%
Wisconsin Energy                  3.1%
Wells Fargo                       3.1%

                                                                                           % OF NET ASSETS**+
                                                                                           ------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                               25%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)          12%

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS FOR THE TAX CHARACTERIZATION OF 2009 DISTRIBUTIONS.

+    NET ASSETS INCLUDES ASSETS ATTRIBUTABLE TO THE USE OF LEVERAGE.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2009

SHARES/$ PAR                                                                                              VALUE
------------                                                                                        ----------------
PREFERRED SECURITIES -- 92.7%
               BANKING -- 38.0%
$ 17,750,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B ................................   $     16,619,928(1)
   2,313,020   Banco Santander, 10.50% Pfd., Series 10 ..........................................         63,752,614**(1)(2)
      87,400   Bank of America Corporation, 8.625% Pfd., Series 8 ...............................          1,976,114*(1)
               Barclays Bank PLC:
$  8,850,000      6.278% ........................................................................          6,615,375**(1)(2)
     360,000      6.625% Pfd., Series 2 .........................................................          6,915,600**(2)
      60,000      8.125% Pfd., Series 5 .........................................................          1,408,200**(1)(2)
     120,000   BB&T Capital Trust VI, 9.60% Pfd. ................................................          3,258,000(1)
     275,000   BB&T Capital Trust VII, 8.10% Pfd. ...............................................          6,883,250
$ 38,393,000   Capital One Capital III, 7.686% 08/15/36 .........................................         33,017,980(1)
$  3,000,000   Capital One Capital V, 10.25% 08/15/39 ...........................................          3,308,229
$  2,150,000   Capital One Capital VI, 8.875% 05/15/40 ..........................................          2,141,963
               CIT Group, Inc.:
      30,000      5.189% Pfd., Series B .........................................................             50,625*++
$ 13,685,000      6.10% 03/15/67 ................................................................          1,300,075++
     160,893      6.35% Pfd., Series A ..........................................................             56,715*++
$ 35,100,000   Colonial BancGroup, 7.114%, 144A**** .............................................            105,300++
$ 34,396,000   Comerica Capital Trust II, 6.576% 02/20/37 .......................................         25,968,980(1)
      28,800   FBOP Corporation, Adj. Rate Pfd., 144A**** .......................................            158,400*++
       7,850   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** ..............          7,104,250(1)
      12,500   First Tennessee Bank, Adj. Rate Pfd., 144A**** ...................................          6,597,656*
$  3,000,000   First Tennessee Capital I, 8.07% 01/06/27, Series A ..............................          2,525,511(1)
           6   FT Real Estate Securities Company, 9.50% Pfd., 144A**** ..........................          4,500,000
               Goldman Sachs:
$ 17,015,000      Capital II, 5.793% ............................................................         12,591,100(1)
       3,600      STRIPES Custodial Receipts, Pvt. ..............................................          1,677,600*
$  1,500,000   HSBC USA Capital Trust II, 8.38% 05/15/27, 144A**** ..............................          1,487,692
               HSBC USA, Inc.:
     624,400      Adj. Rate Pfd., Series D ......................................................         13,151,425*(1)
     150,000      6.50% Pfd., Series H ..........................................................          3,298,875*(1)
$  8,500,000   JPMorgan Chase Capital XXVII, 7.00% 11/01/39, Series AA ..........................          8,611,979
      86,600   Keycorp Capital X, 8.00% Pfd. ....................................................          1,861,900(1)
$ 17,800,000   Lloyds Banking Group PLC, 6.657%, 144A**** .......................................          9,452,957**(2)+
$ 13,825,000   National City Preferred Capital Trust I, 12.00% ..................................         15,848,731(1)
     295,000   PFGI Capital Corporation, 7.75% Pfd. .............................................          6,563,750(1)
     164,520   PNC Financial Services, 9.875% Pfd., Series F ....................................          4,666,199*(1)
     170,500   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 ...................................          4,215,186(1)

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2009

SHARES/$ PAR                                                                                              VALUE
------------                                                                                        ----------------
PREFERRED SECURITIES -- (CONTINUED)
               BANKING -- (CONTINUED)
       8,641   Sovereign REIT, 12.00% Pfd., Series A, 144A**** ..................................   $      9,569,908
          60   Union Planters Preferred Funding, 7.75% Pfd., Series 144A**** ....................          3,615,000
   1,321,000   Wachovia Preferred Funding, 7.25% Pfd., Series A .................................         26,634,663(1)
               Washington Mutual:
$  2,100,000      9.75%, 144A**** ...............................................................             21,000++
$ 10,050,000      6.534%, 144A**** ..............................................................            100,500++
$ 11,067,000   Webster Capital Trust IV, 7.65% 06/15/37 .........................................          6,916,875(1)
                                                                                                    ----------------
                                                                                                         324,550,105
                                                                                                    ----------------
               FINANCIAL SERVICES -- 1.2%
$  1,340,000   Ameriprise Financial, Inc., 7.518% 06/01/66 ......................................          1,169,150(1)
$    850,000   General Electric Capital Corporation, 6.375% 11/15/67 ............................            700,154(1)
$  7,000,000   Gulf Stream-Compass 2005 Composite Notes, 144A**** ...............................          1,640,450
               Lehman Brothers Holdings, Inc.:
      34,000      5.67% Pfd., Series D ..........................................................             15,300*++
     471,500      7.95% Pfd. ....................................................................             47,622*++
      20,000   Lehman Capital Trust III, 6.375% Pfd., Series K ..................................              7,250++
$ 10,000,000   RACERS(R) Series 2005 AMMC V Trust, 144A**** .....................................          4,032,728
$  3,000,000   Schwab Capital Trust I, 7.50% 11/15/37 ...........................................          2,803,251(1)
                                                                                                    ----------------
                                                                                                          10,415,905
                                                                                                    ----------------
               INSURANCE -- 22.9%
$  4,051,000   Ace Capital Trust II, 9.70% 04/01/30 .............................................          4,648,693(1)(2)
               Arch Capital Group Ltd.:
     117,750      7.875% Pfd., Series B .........................................................          2,815,697**(1)(2)
      86,321      8.00% Pfd., Series A ..........................................................          2,098,679**(1)(2)
$  5,500,000   AXA SA, 6.463%, 144A**** .........................................................          4,269,375**(1)(2)
               Axis Capital Holdings:
     180,000      7.25% Pfd., Series A ..........................................................          3,883,050**(1)(2)
     281,505      7.50% Pfd., Series B ..........................................................         21,675,885(1)(2)
$  6,500,000   CHUBB Corporation, 6.375% 03/29/67 ...............................................          5,785,000(1)
      37,000   Corts Provident Financing Trust I, 8.50% Pfd. ....................................            855,533(1)
     558,000   Delphi Financial Group, 7.376% Pfd. 05/15/37 .....................................          9,744,075(1)
$ 20,919,000   Everest Re Holdings, 6.60% 05/15/37 ..............................................         16,003,035(1)
$  6,650,000   Great West Life & Annuity Insurance, 7.153% 05/16/46, 144A**** ...................          5,453,000(1)

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2009

SHARES/$ PAR                                                                                              VALUE
------------                                                                                        ----------------
PREFERRED SECURITIES -- (CONTINUED)
               INSURANCE -- (CONTINUED)
               Liberty Mutual Group:
$  1,400,000      7.80% 03/15/37, 144A**** ......................................................   $      1,120,000(1)
$ 35,618,000      10.75% 06/15/58, 144A**** .....................................................         37,576,990(1)
$  3,000,000   MetLife Capital Trust IV, 7.875% 12/15/37, 144A**** ..............................          2,880,000(1)
$ 14,965,000   MetLife Capital Trust X, 9.25% 04/08/38, 144A**** ................................         15,713,250(1)
               MetLife, Inc.:
     430,000      6.50% Pfd., Series B ..........................................................          9,551,375*
$  4,170,000      10.75% 08/01/39 ...............................................................          5,016,201(1)
               Principal Financial Group:
      10,000      5.563% Pfd., Series A .........................................................            693,438*
     457,300      6.518% Pfd., Series B .........................................................          8,808,741*(1)
               Renaissancere Holdings Ltd.:
     147,000      6.08% Pfd., Series C ..........................................................          2,782,710**(1)(2)
     246,129      6.60% Pfd., Series D ..........................................................          5,043,183**(1)(2)
      71,535      7.30% Pfd., Series B ..........................................................          1,664,083**(1)(2)
     407,200   Scottish Re Group Ltd., 7.25% Pfd. ...............................................          1,756,050**(2)+
$  7,425,000   USF&G Capital, 8.312% 07/01/46, 144A**** .........................................          7,127,347(1)
$ 13,000,000   USF&G Capital I, 8.50% 12/15/45, 144A**** ........................................         12,749,308(1)
$  7,500,000   XL Capital Ltd., 6.50%, Series E .................................................          5,512,500(1)(2)
                                                                                                    ----------------
                                                                                                         195,227,198
                                                                                                    ----------------
               UTILITIES -- 24.2%
      10,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ........................            946,250*(1)
     328,179   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 .................................         14,727,033(1)
      35,000   Central Maine Power, 5.25% Pfd., Pvt. ............................................          3,080,000*
$ 18,533,000   COMED Financing III, 6.35% 03/15/33 ..............................................         14,463,172(1)
$ 19,675,000   Dominion Resources Capital Trust I, 7.83% 12/01/27 ...............................         20,202,428(1)
               Dominion Resources, Inc.:
$ 13,000,000      7.50% .........................................................................         12,821,354(1)
      57,500      8.375% Pfd., Series A .........................................................          1,591,025
     265,500   Entergy Arkansas, Inc., 6.45% Pfd. ...............................................          5,633,591*
      63,184   FPC Capital I, 7.10% Pfd., Series A ..............................................          1,574,071(1)
     130,140   Georgia Power Company, 6.50% Pfd., Series 2007A ..................................         13,083,143*(1)
     119,805   Indianapolis Power & Light Company, 5.65% Pfd. ...................................         10,052,394*
$  2,386,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Series D ..........................          2,027,432(1)
$ 27,000,000   PECO Energy Capital Trust IV, 5.75% 06/15/33 .....................................         20,363,319(1)
$ 32,500,000   Puget Sound Energy, Inc., 6.974% 06/01/67 ........................................         28,718,300(1)

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2009

SHARES/$ PAR                                                                                              VALUE
------------                                                                                        ----------------
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
               Southern California Edison:
      74,235      6.00% Pfd., Series C ..........................................................   $      6,702,032*(1)
      54,615      6.125% Pfd. ...................................................................          5,038,234*(1)
$ 18,130,000   Southern Union Company, 7.20% 11/01/66 ...........................................         15,138,550(1)
$  4,200,000   Union Electric Company, 7.69% 12/15/36, Series A .................................          3,979,189(1)
$ 30,400,000   Wisconsin Energy Corporation, 6.25% 05/15/67 .....................................         26,866,486(1)
                                                                                                    ----------------
                                                                                                         207,008,003
                                                                                                    ----------------
               ENERGY -- 5.2%
$ 26,870,000   Enbridge Energy Partners LP, 8.05% 10/01/37 ......................................         25,562,586(1)
               Enterprise Products Partners:
$  4,915,000      7.00% 06/01/67 ................................................................          4,363,458
$  7,935,000      7.034% 01/15/68 ...............................................................          7,301,192(1)
$  7,000,000      8.375% 08/01/66, Series A .....................................................          6,824,769(1)
                                                                                                    ----------------
                                                                                                          44,052,005
                                                                                                    ----------------
               REAL ESTATE INVESTMENT TRUST (REIT) -- 0.1%
      50,000   Duke Realty Corporation, 6.60% Pfd., Series L ....................................            890,125
                                                                                                    ----------------
                                                                                                             890,125
                                                                                                    ----------------
               MISCELLANEOUS INDUSTRIES -- 1.1%
     112,750   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ..............................          7,360,467*(1)
$  2,500,000   Stanley Works, 5.902% 12/01/45 ...................................................          2,232,688(1)
                                                                                                    ----------------
                                                                                                           9,593,155
                                                                                                    ----------------
               TOTAL PREFERRED SECURITIES
                  (Cost $928,616,373) ...........................................................        791,736,496
                                                                                                    ----------------
CORPORATE DEBT SECURITIES -- 5.0%
               FINANCIAL SERVICES -- 0.2%
      55,000   Ameriprise Financial, Inc., 7.75% 06/15/39 .......................................          1,363,038(1)
$  4,726,012   Lehman Brothers, Guaranteed Note, Variable Rate, 12/16/16, 144A**** ..............            495,759++
                                                                                                    ----------------
                                                                                                           1,858,797
                                                                                                    ----------------

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2009

SHARES/$ PAR                                                                                              VALUE
------------                                                                                        ----------------
               INSURANCE -- 1.8%
$ 15,415,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ..............................   $     12,930,148(1)
$  2,500,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes ..........................          2,155,425(1)
                                                                                                    ----------------
                                                                                                          15,085,573
                                                                                                    ----------------
               UTILITIES -- 1.6%
      40,000   Entergy Texas, Inc., 7.875% 06/01/39 .............................................          1,068,400
               Southern Union Company:
$  5,300,000      7.60% 02/01/24, Senior Notes ..................................................          5,693,435(1)
$  6,047,000      8.25% 11/15/29, Senior Notes ..................................................          6,906,121(1)
                                                                                                    ----------------
                                                                                                          13,667,956
                                                                                                    ----------------
               REAL ESTATE INVESTMENT TRUST (REIT) -- 0.9%
$  4,085,000   Duke Realty LP, 8.25% 08/15/19 ...................................................          4,425,477(1)
$  3,500,000   Realty Income Corporation, 5.875% 03/15/35 .......................................          2,881,141(1)
                                                                                                    ----------------
                                                                                                           7,306,618
                                                                                                    ----------------
               MISCELLANEOUS INDUSTRIES -- 0.5%
      16,500   Corp-Backed Trust Certificates, 7.00% 11/15/28, Series Sprint ....................            273,570(1)
               Pulte Homes, Inc.:
      58,240      7.375% 06/01/46 ...............................................................          1,081,662(1)
$  3,550,000      7.875% 06/15/32 ...............................................................          3,283,750(1)
                                                                                                    ----------------
                                                                                                           4,638,982
                                                                                                    ----------------
               TOTAL CORPORATE DEBT SECURITIES
                  (Cost $47,802,384) ............................................................         42,557,926
                                                                                                    ----------------
MONEY MARKET FUND -- 0.7%
   5,961,534   BlackRock Provident Institutional, T-Fund ........................................          5,961,534
                                                                                                    ----------------
               TOTAL MONEY MARKET FUND
                  (Cost $5,961,534) .............................................................          5,961,534
                                                                                                    ----------------

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2009

                                                                                                          VALUE
                                                                                                    ----------------
TOTAL INVESTMENTS (Cost $982,380,291***) .............................................    98.4%     $    840,255,956
OTHER ASSETS AND LIABILITIES (Net) ...................................................     1.6%           13,758,606
                                                                                         -----      ----------------
NET ASSETS BEFORE LOAN ...............................................................   100.0%+++  $    854,014,562
                                                                                         -----      ----------------
LOAN PRINCIPAL BALANCE ..........................................................................       (282,875,000)
                                                                                                    ----------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK ......................................................   $    571,139,562
                                                                                                    ================

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**   Securities distributing Qualified Dividend Income only.

***  Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2009, these securities amounted to $156,061,485 or 18.3% of net assets before the loan. These securities have been determined to be liquid under the guidelines established by the Board of Directors.

(1) All or a portion of this security is pledged as collateral for the Fund's loan. The total value of such securities was $616,497,778 at November 30, 2009.

(2)  Foreign Issuer.

+    Non-income producing.

++ The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

+++ The percentage shown for each investment category is the total value of that category as a percentage of total net assets before the loan.

ABBREVIATIONS:

CORTS   -- Corporate-Backed Trust Securities
PFD.    -- Preferred Securities
PVT.    -- Private Placement Securities
RACERS  -- Restructured Asset Certificates with Enhanced Returns
REIT    -- Real Estate Investment Trust
STRIPES -- Structured Residual Interest Preferred Enhanced Securities

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2009

ASSETS:
   Investments, at value (Cost $982,380,291)...................                  $  840,255,956
   Receivable for investments sold.............................                         271,577
   Dividends and interest receivable...........................                      14,250,433
   Prepaid expenses............................................                          68,998
                                                                                 --------------
      Total Assets.............................................                     854,846,964
LIABILITIES:
   Loan Payable................................................   $282,875,000
   Dividends payable to Common Stock Shareholders..............        231,263
   Investment advisory fees payable............................        312,948
   Administration, Transfer Agent and Custodian fees payable...         78,673
   Servicing agent fees payable................................         72,150
   Professional fees payable...................................         70,729
   Directors' fees payable.....................................            742
   Accrued expenses and other payables.........................         65,897
                                                                  ------------
      Total Liabilities........................................                     283,707,402
                                                                                 --------------
NET ASSETS AVAILABLE TO COMMON STOCK...........................                  $  571,139,562
                                                                                 ==============
NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income............                  $   (1,973,114)
   Accumulated net realized loss on investments sold...........                    (295,859,820)
   Unrealized depreciation of investments......................                    (142,124,335)
   Par value of Common Stock...................................                         426,736
   Paid-in capital in excess of par value of Common Stock......                   1,010,670,095
                                                                                 --------------
      Total Net Assets Available to Common Stock...............                  $  571,139,562
                                                                                 ==============
NET ASSET VALUE PER SHARE OF COMMON STOCK:
   Common Stock (42,673,579 shares outstanding)................                  $        13.38
                                                                                 ==============

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED NOVEMBER 30, 2009

INVESTMENT INCOME:
   Dividends+..................................................                  $   25,672,169
   Interest....................................................                      42,101,320
                                                                                 --------------
      Total Investment Income..................................                      67,773,489
EXPENSES:
   Investment advisory fees....................................   $  3,107,726
   Servicing agent fees........................................        615,397
   Administrator's fees........................................        379,423
   Auction Market Preferred Stock broker commissions and
      auction agent fees.......................................        145,289
   Professional fees...........................................        156,817
   Insurance expenses..........................................        140,891
   Transfer Agent fees.........................................        161,607
   Directors' fees.............................................         64,999
   Custodian fees..............................................         64,604
   Compliance fees.............................................         37,786
   Interest expense............................................      5,848,539
   Other.......................................................         86,192
                                                                  ------------
      Total Expenses...........................................                      10,809,270
                                                                                 --------------
NET INVESTMENT INCOME..........................................                      56,964,219
                                                                                 --------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized loss on investments sold during the year.......                     (89,185,582)
   Change in unrealized appreciation/depreciation of
      investments..............................................                     307,227,774
                                                                                 --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS................                     218,042,192
                                                                                 --------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED STOCK SHAREHOLDERS:
   From net investment income (including changes in accumulated
      undeclared distributions)................................                      (1,646,350)
                                                                                 --------------
NET INCREASE IN NET ASSETS TO COMMON STOCK
   RESULTING FROM OPERATIONS...................................                  $  273,360,061
                                                                                 ==============

----------
+ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

                                                                                 YEAR ENDED          YEAR ENDED
                                                                             NOVEMBER 30, 2009   NOVEMBER 30, 2008
                                                                             -----------------   -----------------
OPERATIONS:
   Net investment income..................................................     $  56,964,219       $  83,941,031
   Net realized loss on investments sold during the year..................       (89,185,582)       (126,829,653)
   Change in net unrealized appreciation/depreciation of investments......       307,227,774        (337,466,507)
   Distributions to AMPS* Shareholders from net investment income,
      including changes in accumulated undeclared distributions...........        (1,646,350)        (17,097,743)
                                                                               -------------       -------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........       273,360,061        (397,452,872)
DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock
      Shareholders(1).....................................................       (57,566,298)        (68,354,458)
   Tax return of capital to Common Stock Shareholders.....................          (762,372)                 --
                                                                               -------------       -------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS.......................       (58,328,670)        (68,354,458)
FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment
      and Cash Purchase Plan..............................................           738,448                  --
                                                                               -------------       -------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING
      FROM FUND SHARE TRANSACTIONS........................................           738,448                  --
                                                                               -------------       -------------
NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO
   COMMON STOCK FOR THE YEAR..............................................     $ 215,769,839       $(465,807,330)
                                                                               =============       =============
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of year......................................................     $ 355,369,723       $ 821,177,053
   Net increase/(decrease) in net assets during the year..................       215,769,839        (465,807,330)
                                                                               -------------       -------------
   End of year (including distributions in excess of net investment
      income of $(1,973,114) and $(1,360,430), respectively)..............     $ 571,139,562       $ 355,369,723
                                                                               =============       =============

----------
*    Auction Market Preferred Stock.

(1)  May include income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                         STATEMENT OF CASH FLOWS
                                            FOR THE YEAR ENDED NOVEMBER 30, 2009

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations....................   $ 273,360,061
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
   Purchase of investment securities.......................................    (292,937,981)
   Proceeds from disposition of investment securities......................     271,589,581
   Purchase of short-term investment securities, net.......................      (3,925,205)
   Return of capital received from investments in preferred stocks.........       1,180,505
   Increase in dividends and interest receivable...........................        (744,421)
   Decrease in receivable for investments sold.............................      25,418,423
   Decrease in prepaid expenses............................................          12,701
   Net amortization/(accretion) of premium/(discount)......................        (266,471)
   Decrease in accrued expenses and other liabilities......................         (80,803)
   Unrealized appreciation/depreciation on securities......................    (307,227,774)
   Net realized loss from investments......................................      89,185,582
                                                                              -------------
      Net cash provided in operating activities............................      55,564,198
                                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from loan......................................................     148,875,000
   Repayment of loan.......................................................     (55,000,000)
   Redemption of Auction Market Preferred Stock (AMPS).....................     (91,775,000)
   Proceeds from shares reinvested.........................................         738,448
   Decrease in payable for AMPS............................................         (54,639)
   Decrease in dividend payable to common stock shareholders...............         (19,337)
   Distributions to common stock shareholders from net investment income...     (58,328,670)
                                                                              -------------
      Net cash used by financing activities................................     (55,564,198)
                                                                              -------------
   Net increase/(decrease) in cash                                                       --
CASH:
   Beginning of the year                                                                 --
                                                                              -------------
   End of the year                                                            $          --
                                                                              =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Interest paid during the year...........................................       5,966,478
                                                                              -------------

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated FINANCIAL HIGHLIGHTS
FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH YEAR.

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                          YEAR ENDED NOVEMBER 30,
                                                                         --------------------------------------------------------
                                                                           2009      2008        2007         2006        2005
                                                                         --------  --------   ----------   ----------  ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................   $   8.34  $  19.28   $    23.45   $    22.64  $    24.10
                                                                         --------  --------   ----------   ----------  ----------
INVESTMENT OPERATIONS:
Net investment income.................................................       1.34      1.97         2.24         2.04        1.96
Net realized and unrealized gain/(loss) on investments................       5.11    (10.91)       (4.20)        0.95       (0.94)
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income............................................      (0.04)    (0.40)       (0.68)       (0.61)      (0.39)
                                                                         --------  --------   ----------   ----------  ----------
Total from investment operations......................................       6.41     (9.34)       (2.64)        2.38        0.63
                                                                         --------  --------   ----------   ----------  ----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:

From net investment income............................................      (1.35)    (1.60)       (1.53)       (1.57)      (2.09)
From return of capital................................................      (0.02)       --           --           --        0.00(1)
                                                                         --------  --------   ----------   ----------  ----------
Total distributions to Common Stock Shareholders......................      (1.37)    (1.60)       (1.53)       (1.57)      (2.09)
                                                                         --------  --------   ----------   ----------  ----------
Net asset value, end of year..........................................   $  13.38  $   8.34   $    19.28   $    23.45  $    22.64
                                                                         ========  ========   ==========   ==========  ==========
Market value, end of year.............................................   $  12.65  $   7.45   $    17.17   $    21.89  $    20.03
Total investment return based on net asset value**....................      85.69%   (50.63%)     (11.33%)      11.78%       2.81%
Total investment return based on market value **......................      96.54%   (50.48%)     (15.40%)      17.94%     (13.36%)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
   Total net assets, end of year (in 000's)...........................   $571,140  $355,370   $  821,177   $  999,199  $  964,419
   Operating expenses including interest expense(2)...................       2.53%     2.39%          --           --          --
   Operating expenses excluding interest expense......................       1.16%     1.49%        1.18%        1.15%       1.16%
   Net investment income +............................................      13.33%       --           --           --          --
   Net investment income, including payments to AMPS Shareholders +...      12.95%    10.28%        7.05%        6.32%       6.59%
SUPPLEMENTAL DATA: ++
   Portfolio turnover rate............................................         41%       43%          60%          55%         25%
   Net assets before loan, end of year (in 000's).....................   $854,015  $636,145   $1,363,177   $1,541,199  $1,506,419
   Ratio of operating expenses including interest expense(2)(3)
      to net assets before loan and AMPS..............................       1.59%     1.36%          --           --          --
   Ratio of operating expenses excluding interest expense(3) to net
      assets before loan and AMPS.....................................       0.73%     0.85%        0.75%        0.74%       0.75%

*    Auction Market Preferred Stock.

** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.

+ The net investment income ratios reflect income net of operating expenses, including interest expense.

++ Information presented under heading Supplemental Data includes AMPS and loan principal balance.

(1) Return of capital applicable to 2005's per share amount was less than $0.005.

(2)  See Note 7.

(3)  Does not include distributions to AMPS Shareholders.

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                                       PER SHARE OF COMMON STOCK

                          TOTAL                                   DIVIDEND
                        DIVIDENDS   NET ASSET        NYSE       REINVESTMENT
                           PAID       VALUE     CLOSING PRICE     PRICE (1)
                        ---------   ---------   -------------   ------------
December 31, 2008....    $0.1140      $ 8.85        $ 7.75         $ 8.40
January 30, 2009.....     0.1140        8.13          8.18           8.13
February 27, 2009....     0.1140        7.01          6.55           6.09
March 31, 2009.......     0.1140        7.17          6.40           6.73
April 30, 2009.......     0.1140        7.89          7.68           7.66
May 29, 2009.........     0.1140        9.85          9.05           9.65
June 30, 2009........     0.1140       10.47         10.49          10.47
July 31, 2009........     0.1140       11.48         11.02          11.46
August 31, 2009......     0.1140       12.12         11.73          11.74
September 30, 2009...     0.1140       12.92         12.94          12.92
October 31, 2009.....     0.1140       13.31         12.37          12.65
November 30, 2009....     0.1140       13.38         12.65          12.88

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated FINANCIAL HIGHLIGHTS (CONTINUED)

     The table below sets out information with respect to Auction Market Preferred Stock (AMPS) outstanding.

                                               INVOLUNTARY
                                  ASSET        LIQUIDATION
             TOTAL SHARES        COVERAGE       PREFERENCE
  DATE     OUTSTANDING (1)    PER SHARE (2)   PER SHARE (3)
--------   ---------------    -------------   -------------
11/30/09          --                N/A            N/A
11/30/08         3,671           $121,819        $25,000
11/30/07        21,680             62,900         25,000
11/30/06        21,680             71,112         25,000
11/30/05        21,680             69,502         25,000

----------
(1)  See note 6.

(2) Calculated by subtracting the Fund's total liabilities (excluding the AMPS) from the Fund's total assets and dividing that amount by the number of AMPS shares outstanding.

(3)  Excludes accumulated undeclared dividends.

     The accompanying notes are an integral part the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                   NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 31, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("US GAAP") and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund's net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

     The Fund's preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     FAIR VALUE MEASUREMENT: The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

     -    Level 1 - quoted prices in active markets for identical securities

     -    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2009 is as follows:

                                                                               LEVEL 2        LEVEL 3
                                               TOTAL            LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                              VALUE AT          QUOTED      OBSERVABLE     UNOBSERVABLE
                                         NOVEMBER 30, 2009       PRICE         INPUTS         INPUTS
                                         -----------------   ------------   ------------   ------------
Preferred Securities
   Banking                                  $324,550,105     $210,180,624   $114,211,081    $  158,400
   Financial Services                         10,415,905          700,154      7,795,214     1,920,537
   Insurance                                 195,227,198       78,397,627    116,829,571            --
   Utilities                                 207,008,003       15,986,450    191,021,553            --
   Energy                                     44,052,005               --     44,052,005            --
   Real Estate Investment Trust (REIT)           890,125          890,125             --            --
   Miscellaneous Industries                    9,593,155               --      9,593,155            --
Corporate Debt Securities                     42,557,926       16,386,226     25,675,941       495,759
Money Market Fund                              5,961,534        5,961,534             --            --
                                            ------------     ------------   ------------    ----------
Total Investments                           $840,255,956     $328,502,740   $509,178,520    $2,574,696
                                            ============     ============   ============    ==========

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:


                                                        PREFERRED SECURITIES
                                     ----------------------------------------------------------
                                         TOTAL                      FINANCIAL    CORPORATE DEBT
                                      INVESTMENTS      BANKING       SERVICES      SECURITIES
                                     ------------   ------------   -----------   --------------
BALANCE AS OF 11/30/08               $  6,983,076   $         --   $ 6,649,892      $333,184
Accrued discounts/premiums                181,290             --       181,290            --
Realized gain/(loss)                           --             --            --            --
Change in unrealized appreciation/
(depreciation)                        (15,957,029)   (14,961,600)   (1,158,004)      162,575
Net purchases/(sales)                          --             --            --            --
Transfers in and/or out of Level 3     11,367,359     15,120,000    (3,752,641)           --
                                     ------------   ------------   -----------      --------
BALANCE AS OF 11/30/09               $  2,574,696   $    158,400   $ 1,920,537      $495,759
                                     ============   ============   ===========      ========

     For the year ended November 30, 2009, total change in unrealized gain/(loss) on Level 3 securities still held at year-end and included in the change in net assets was $(15,978,494). Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

     OPTIONS: In the normal course of pursuing its investment objectives, the Fund is subject to interest rate risk and may purchase or write options to hedge against this risk. Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There were no purchased or written options for the year ended November 30, 2009.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision will be required.

     Management has analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (November 30, 2009, 2008, 2007 and 2006), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's major tax jurisdictions are federal and California. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences,
(2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to AMPS shareholders, during 2009 and 2008 were as follows:

                       DISTRIBUTIONS PAID                  DISTRIBUTIONS PAID
                      IN FISCAL YEAR 2009                 IN FISCAL YEAR 2008
            ---------------------------------------   ---------------------------
              ORDINARY      LONG-TERM     RETURN OF     ORDINARY      LONG-TERM
               INCOME     CAPITAL GAINS    CAPITAL       INCOME     CAPITAL GAINS
            -----------   -------------   ---------   -----------   -------------
Common      $57,566,298         $0         $762,372   $68,354,458         $0
Preferred   $ 1,646,350         $0         $      0   $17,097,743         $0

     As of November 30, 2009, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock shareholders, on a tax basis, were as follows:

CAPITAL (LOSS)    UNDISTRIBUTED     UNDISTRIBUTED          NET UNREALIZED
 CARRYFORWARD    ORDINARY INCOME   LONG-TERM GAIN   APPRECIATION/(DEPRECIATION)
--------------   ---------------   --------------   ---------------------------
$(293,625,371)          $0               $0                $(144,882,843)

     At November 30, 2009, the composition of the Fund's $293,625,371 accumulated realized capital losses was $39,515,188, $17,502,863, $19,167,841,
$126,679,158 and $90,760,321 incurred in 2004, 2005, 2007, 2008 and 2009, respectively. These losses may be carried forward and offset against any future capital gains through 2012, 2013, 2015, 2016 and 2017, respectively.

     RECLASSIFICATION OF ACCOUNTS: During the year ended November 30, 2009, reclassifications were made in the Fund's capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2009. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund.

     The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

 PAID-IN        UNDISTRIBUTED       ACCUMULATED NET REALIZED
 CAPITAL    NET INVESTMENT INCOME      GAIN ON INVESTMENTS
---------   ---------------------   ------------------------
$(452,383)        $1,635,745              $(1,183,362)

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund's average weekly total managed assets, 0.45% of the next $300 million of the Fund's average weekly total managed assets, and 0.40% of the Fund's average weekly total managed assets above $500 million.

     For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction market preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

     Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

     PNC Global Investment Servicing (U.S.) Inc. ("PNC") serves as the Fund's Administrator. As Administrator, PNC calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PNC's services as Administrator, the Fund pays PNC a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

     PNC also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PNC's services, the Fund pays PNC a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million, plus certain out-of-pocket expenses. For purposes of calculating such fee, the Fund's average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding preferred shares and the loan principal balance.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund's

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser or the Servicing Agent a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4. PURCHASES AND SALES OF SECURITIES

     For the year ended November 30, 2009, the cost of purchases and proceeds from sales of securities excluding short-term investments, aggregated $292,937,981 and $271,589,581, respectively.

     At November 30, 2009, the aggregate cost of securities for federal income tax purposes was $985,138,799, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $50,024,508 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $194,907,351.

5. COMMON STOCK

     At November 30, 2009, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock transactions were as follows:

                                                    YEAR ENDED         YEAR ENDED
                                                     11/30/09           11/30/08
                                                -----------------   ---------------
                                                SHARES    AMOUNT    SHARES   AMOUNT
                                                ------   --------   ------   ------
Shares issued under the Dividend Reinvestment
   and Cash Purchase Plan....................   71,860   $738,448      --      $--
                                                ------   --------     ---      ---

6. AUCTION MARKET PREFERRED STOCK (AMPS)

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. Prior to July 30, 2009, the Fund had preferred stock issued in the form of AMPS. The AMPS was senior to the Common Stock and resulted in the financial leveraging of the Common Stock. As of July 30, 2009, the Fund redeemed and cancelled the last remaining shares of AMPS and does not currently have any issued and outstanding shares of preferred stock.

     The Fund redeemed AMPS shares as detailed in the table below. Shares were redeemed at a redemption price equal to the liquidation preference of $25,000 per share, plus the amount of accumulated but unpaid dividends for each redemption date, respectively. After these redemptions, borrowings from its debt facility were the Fund's sole source of leverage.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (CONTINUED)

REDEMPTION DATE     $ AMOUNT OF AMPS
---------------     ----------------
May 21, 2008          $105,025,000
May 22, 2008            55,650,000
May 23, 2008            55,650,000
May 27, 2008           111,300,000
June 5, 2008            49,375,000
October 20, 2008        13,875,000
October 27, 2008        11,850,000
November 3, 2008        42,050,000*
November 10, 2008        5,450,000*
July 13, 2009           13,550,000
July 14, 2009           13,550,000
July 15, 2009           25,575,000
July 16, 2009           13,550,000
July 17, 2009           13,550,000
July 30, 2009           12,000,000

* Shares were redeemed on the dates reflected; however, from the Fund's perspective, the November 3rd and November 10th redemptions were effective as of October 24, 2008. The earlier effective date was due to the unconditional deposit of funds with the paying agent.

7. COMMITTED FINANCING AGREEMENT

     The Fund entered into a committed financing agreement ("Financing Agreement") on May 1, 2008 which allowed the Fund to borrow up to an initial limit of $385 million on a secured basis. The primary use of the initial proceeds was to redeem a portion of the outstanding shares of AMPS (See Note 6), although the Fund will use the borrowing facility in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. On August 28, 2009, the Financing Agreement was amended to allow for changes in the committed amount. As of November 30, 2009, the committed amount, and amount borrowed, under the Financing Agreement was $282.875 million.

     Under the original terms of the Financing Agreement, the lender charged an annualized rate of 0.60% on the undrawn (committed) balance ("Commitment Fee"), and the Overnight London Interbank Offered Rate ("Overnight LIBOR") PLUS 0.70% on the drawn (borrowed) balance. The terms of the Financing Agreement were subsequently renegotiated and became effective as of October 20, 2008. Under the new terms of the Financing Agreement, the lender charges an annualized rate of 1.00% on the undrawn (committed) balance, and Three-Month London Interbank Offered Rate - reset every three months - PLUS 1.10% on the drawn (borrowed) balance. For the year ending November 30, 2009, the daily weighted average annualized interest rate on the drawn balance was 2.338% and the average daily loan balance was $194,451,164. In addition, the Fund paid the lender an arrangement fee (at the origination of the facility on May 1, 2008) equal to 0.25% of the committed amount of $385 million. The arrangement fee was amortized to expenses over a period of six months. LIBOR rates may vary in a

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

     The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund's assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund's ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months' advance notice.

8. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD"). Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utilities industry and at least 25% of its total assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

     The Fund may invest up to 20% of its total assets in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in any case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

     The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer, and, under normal market conditions, may invest up to 20% of its total assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, purchases of securities on margin, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions, and certain credit derivative transactions including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

10. SECURITIES LENDING

     The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of November 30, 2009, there were no securities on loan by the Fund.

11. SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Fund through January 21, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

     We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated, including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated as of November 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


(KPMG LLP)

Boston, Massachusetts
January 21, 2010

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated SUPPLEMENTARY TAX INFORMATION (UNAUDITED)

     Distributions to Common Stock and Auction Market Preferred Stock (AMPS) shareholders are characterized as follows for purposes of Federal income taxes (as a percentage of total distributions, including any tax return of capital):

FISCAL YEAR 2009

                   INDIVIDUAL SHAREHOLDER          CORPORATE SHAREHOLDER
               -----------------------------   -----------------------------
                       ORDINARY   TAX RETURN           ORDINARY   TAX RETURN
                QDI     INCOME    OF CAPITAL    DRD     INCOME    OF CAPITAL
               -----   --------   ----------   -----   --------   ----------
AMPS           28.37%   71.63%       0.00%     10.48%   89.52%       0.00%
Common Stock   28.00%   70.68%       1.32%     10.34%   88.34%       1.32%

CALENDAR YEAR 2009

                   INDIVIDUAL SHAREHOLDER          CORPORATE SHAREHOLDER
               -----------------------------   -----------------------------
                       ORDINARY   TAX RETURN           ORDINARY   TAX RETURN
                QDI     INCOME    OF CAPITAL    DRD     INCOME    OF CAPITAL
               -----   --------   ----------   -----   --------   ----------
AMPS           27.88%   72.12%       0.00%     9.41%    90.59%       0.00%
Common Stock   26.25%   72.44%       1.31%     9.91%    88.78%       1.31%

     Qualified Dividend Income ("QDI") distributions are taxable at a maximum 15% personal tax rate.

SECTION 19 NOTICES

     Section 19 of the 1940 Act requires registered investment companies to include a notice with the payment of a dividend if a portion of that dividend may come from sources other than undistributed net income (other sources could include realized gains from the sale of securities and non-taxable return of capital). Copies of the Section 19 notices for the Fund are available on the website at www.fcclaymore.com.

     Form 1099-DIV will be sent to shareholders in January 2010 reporting the amount and tax characterization of distributions for the 2009 calendar year.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                              ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by PNC as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PNC will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PNC commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PNC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PNC's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2009, $7,432 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PNC in writing, by completing the form on the back of the Plan account statement and forwarding it to PNC, or by calling PNC, directly. A termination will be effective immediately if notice is received by PNC not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PNC will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing and fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from PNC at 1-800-331-1710.

ADDITIONAL COMPENSATION AGREEMENT

     The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.10% of the Fund's total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 21, 2009. This filing as well as the Fund's proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at www.sec.gov. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at www.fcclaymore.com.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2009. The Fund's Form N-Q is available on the SEC's website at www.sec.gov or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

CERTIFICATIONS

     Included in the Annual Written Affirmation submitted to the NYSE, Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified that, as of May 16, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                                               NUMBER OF FUNDS
                                                TERM OF OFFICE                                 IN FUND COMPLEX       OTHER
                              POSITION(S)        AND LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN       DIRECTORSHIPS
NAME, ADDRESS, AND AGE       HELD WITH FUND      TIME SERVED*        DURING PAST FIVE YEARS      BY DIRECTOR   HELD BY DIRECTOR**
----------------------    ------------------- ------------------ ----------------------------- --------------- ------------------
NON-INTERESTED
DIRECTORS:
DAVID GALE                      Director       Class I Director  President of Delta Dividend          4
Delta Dividend Group, Inc.                           since       Group, Inc. (investments)
220 Montgomery Street                            January 2003
Suite 1920
San Francisco, CA 94104
Age: 60

MORGAN GUST                     Director       Class II Director Owner and operator of various        4        CoBiz Financial,
301 E. Colorado Boulevard                            since       entities engaged in                           Inc. (financial
Suite 720                                        January 2003    agriculture and real estate;                  services)
Pasadena, CA 91101                                               Former President of Giant
Age: 62                                                          Industries, Inc. (petroleum
                                                                 refining and marketing) from
                                                                 March 2002 through June 2007

KAREN H. HOGAN+                 Director       Class II Director Active Committee Member and          4
301 E. Colorado Boulevard                            since       Volunteer to several
Suite 720                                          July 2005     non-profit organizations;
Pasadena, CA 91101                                               from September 1985 to
Age: 48                                                          January 1997, Senior Vice
                                                                 President of Preferred Stock
                                                                 Origination at Lehman
                                                                 Brothers and previously, Vice
                                                                 President of New Product
                                                                 Development

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

          CLASS I DIRECTOR - three year term expires at the Fund's 2011 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

          CLASS II DIRECTORS - three year term expires at the Fund's 2012 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTORS - three year term expires at the Fund's 2010 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, until July 30, 2009, represented holders of shares of the Fund's Auction Market Preferred Stock.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                               NUMBER OF FUNDS
                                                TERM OF OFFICE                                 IN FUND COMPLEX       OTHER
                              POSITION(S)        AND LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN       DIRECTORSHIPS
NAME, ADDRESS, AND AGE       HELD WITH FUND      TIME SERVED*        DURING PAST FIVE YEARS      BY DIRECTOR   HELD BY DIRECTOR**
----------------------    ------------------- ------------------ ----------------------------- --------------- ------------------
NON-INTERESTED
DIRECTORS:
ROBERT F. WULF                  Director      Class III Director Financial Consultant;                4
P.O. Box 753                   and Audit             since       Trustee, University of Oregon
Neskowin, OR 97149             Committee         January 2003    Foundation; Trustee, San
Age: 72                         Chairman                         Francisco Theological
                                                                 Seminary

INTERESTED
DIRECTOR:
DONALD F. CRUMRINE+, ++        Director,      Class III Director Chairman of the Board and            4
301 E. Colorado Boulevard     Chairman of           since        Director of Flaherty &
Suite 720                    the Board and       January 2003    Crumrine Incorporated
Pasadena, CA 91101               Chief
Age: 62                        Executive
                                Officer

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

          CLASS I DIRECTOR - three year term expires at the Fund's 2011 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

          CLASS II DIRECTORS - three year term expires at the Fund's 2012 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTORS - three year term expires at the Fund's 2010 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, until July 30, 2009, represented holders of shares of the Fund's Auction Market Preferred Stock.

++ "Interested person" of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                              TERM OF OFFICE
                              POSITION(S)      AND LENGTH OF    PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE       HELD WITH FUND     TIME SERVED      DURING PAST FIVE YEARS
----------------------    ------------------- -------------- -----------------------------
OFFICERS:

ROBERT M. ETTINGER             President          Since      President and Director of
301 E. Colorado Boulevard                      January 2003  Flaherty & Crumrine
Suite 720                                                    Incorporated
Pasadena, CA 91101
Age: 51

R. ERIC CHADWICK            Chief Financial       Since      Director of Flaherty &
301 E. Colorado Boulevard    Officer, Vice      July 2004    Crumrine Incorporated since
Suite 720                    President and                   June 2006; Vice President of
Pasadena, CA 91101             Treasurer                     Flaherty & Crumrine
Age: 34                                                      Incorporated

CHAD C. CONWELL            Chief Compliance       Since      Chief Compliance Officer of
301 E. Colorado Boulevard    Officer, Vice      July 2005    Flaherty & Crumrine
Suite 720                    President and                   Incorporated since September
Pasadena, CA 91101             Secretary                     2005; Vice President of
Age: 37                                                      Flaherty & Crumrine
                                                             Incorporated since July 2005;
                                                             Attorney with Paul, Hastings,
                                                             Janofsky & Walker LLP from
                                                             September 1998 to June 2005

BRADFORD S. STONE           Vice President        Since      Director of Flaherty &
47 Maple Street              and Assistant      July 2003    Crumrine Incorporated since
Suite 403                      Treasurer                     June 2006; Vice President of
Summit, NJ 07901                                             Flaherty & Crumrine
Age: 50                                                      Incorporated

LAURIE C. LODOLO               Assistant          Since      Assistant Compliance Officer
301 E. Colorado Boulevard     Compliance        July 2004    and Secretary of Flaherty &
Suite 720                 Officer, Assistant                 Crumrine Incorporated
Pasadena, CA 91101           Treasurer and
Age: 46                   Assistant Secretary

                      [This page intentionally left blank]

DIRECTORS
   Donald F. Crumrine, CFA
      Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA
OFFICERS
   Donald F. Crumrine, CFA
      Chief Executive Officer
   Robert M. Ettinger, CFA
      President
   R. Eric Chadwick, CFA
      Chief Financial Officer,
      Vice President and Treasurer
   Chad C. Conwell
      Chief Compliance Officer,
      Vice President and Secretary
   Bradford S. Stone
      Vice President and
      Assistant Treasurer
   Laurie C. Lodolo
      Assistant Compliance Officer,
      Assistant Treasurer and
      Assistant Secretary
INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com
SERVICING AGENT
   Claymore Securities, Inc.
   1-866-233-4001

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND?

-    If your shares are held in a Brokerage Account, contact your Broker.

- If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent --

          PNC Global Investment Servicing
          (U.S.) Inc.
          1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                       (FLAHERTY & CRUMRINE/CLAYMORE LOGO)
                        PREFERRED SECURITIES INCOME FUND

                                  Annual Report

                               November 30, 2009

                               www.fcclaymore.com

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $46,400 for 2009 and $46,400 for 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
          (a) of this Item are $0 for 2009 and $0 for 2008.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,100 for 2009 and $8,100 for 2008.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $8,600 for 2009 and $17,200 for 2008. These services consist of the principal accountant providing a "Quarterly Agreed-Upon-Procedures Report on Articles Supplementary". These Agreed-Upon-Procedures ("AUP") are requirements arising from the Articles Supplementary creating the Fund's preferred stock. Specifically, the credit rating agencies require such AUP be undertaken in order to maintain the preferred stock's rating.

     (e) (1) The Fund's Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

     (e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b) 0%

                    (c) 0%

                    (d) 0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2008.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.

ITEM 6. INVESTMENTS.

     (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

     (b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated ("F&C") acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the "Funds"):

As adviser to the "U.S. Funds"   Flaherty & Crumrine Preferred Income Fund
                                 Flaherty & Crumrine Preferred Income Opportunity Fund
                                 Flaherty & Crumrine/Claymore Preferred Securities Income Fund
                                 Flaherty & Crumrine/Claymore Total Return Fund
As sub-adviser
to the "Canadian Fund"           Flaherty & Crumrine Investment Grade Fixed Income Fund

F&C's authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

PURPOSE

These policies and procedures are designed to satisfy F&C's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where F&C's interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby F&C exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and F&C will make available to such clients and Fund shareholders the record of F&C's votes promptly upon request and to the extent required by Federal law and regulations.

FUNDAMENTAL STANDARD

F&C will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

GENERAL

F&C has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where F&C may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., F&C will apply the same principles as would apply to common or preferred stock, MUTATIS MUTANDIS.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where F&C does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

F&C may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, F&C will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, F&C will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to F&C in making a decision how to vote.

For purposes of decision making, F&C will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where F&C may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where F&C has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where F&C has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

F&C will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. F&C may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, F&C will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, F&C will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

In cases where the voting of proxies would not justify the time and costs involved, F&C may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of F&C's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

VOTING OF COMMON STOCK PROXIES

F&C categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, F&C normally will vote in favor of management's recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, F&C, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

VOTING OF PREFERRED STOCK PROXIES

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, F&C will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), F&C will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. F&C will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, F&C does not intend to vote such proxies since the time and costs would outweigh the benefits.

ACTUAL AND APPARENT CONFLICTS OF INTEREST

Potential conflicts of interest between F&C and F&C's clients may arise when F&C's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of F&C's clients.

F&C will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, F&C will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds) in instances when a material conflict of interest may be apparent. F&C must describe the conflict to the client and state F&C's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), F&C will vote in accordance with the recommendation it had made to the client.

In all such instances, F&C will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

AMENDMENT OF THE POLICIES AND PROCEDURES

These policies and procedures may be modified at any time by action of the Board of Directors of F&C but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to F&C's clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds' websites and will be disclosed in reports to shareholders as required by law.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under "Item 2 - Codes of Ethics" and "Item 7 - Proxy Voting Policies."

(A)(1) PORTFOLIO MANAGERS

R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of November 30, 2009:

                                                                                                                # of Accounts
                                                                                      Total                   Managed for which
                                                                                      # of                     Advisory Fee is
                                                                                    Accounts   Total Assets        Based on
Name of Portfolio Manager or Team Member              Type of Accounts               Managed       (mm)          Performance
----------------------------------------   --------------------------------------   --------   ------------   -----------------
1. Donald F. Crumrine                      Other Registered Investment Companies:       3            507              0
                                           Other Pooled Investment Vehicles:            1            163              0
                                           Other Accounts:                             15          1,634              0
2. Robert M. Ettinger                      Other Registered Investment Companies:       3            507              0
                                           Other Pooled Investment Vehicles:            1            163              0
                                           Other Accounts:                             15          1,634              0
3. R. Eric Chadwick                        Other Registered Investment Companies:       3            507              0
                                           Other Pooled Investment Vehicles:            1            163              0
                                           Other Accounts:                             15          1,634              0
4. Bradford S. Stone                       Other Registered Investment Companies:       3            507              0
                                           Other Pooled Investment Vehicles:            1            163              0
                                           Other Accounts:                             15          1,634              0

POTENTIAL CONFLICTS OF INTEREST

In addition to the Fund, the Portfolio Managers jointly manage accounts for three other closed-end funds, one Canadian fund and other institutional clients. As a result, potential conflicts of interest may arise as follows:

     - ALLOCATION OF LIMITED TIME AND ATTENTION. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

     - ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

     - PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

     - VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(A)(3) PORTFOLIO MANAGER COMPENSATION

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee's eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2009:

                     Dollar Range of Fund Shares
       Name              Beneficially Owned*
------------------   ---------------------------
Donald F. Crumrine      $100,001 to $500,000
Robert M. Ettinger      $100,001 to $500,000
R. Eric Chadwick        $100,001 to $500,000
Bradford S. Stone        $50,001 to $100,000

* INCLUDES 4,346 SHARES HELD BY FLAHERTY & CRUMRINE INCORPORATED OF WHICH EACH PORTFOLIO MANAGER HAS BENEFICIAL OWNERSHIP.

(B)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)  Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
        Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                Flaherty & Crumrine/Claymore Preferred Securities
                            Income Fund Incorporated


By (Signature and Title)*   /s/ Donald F. Crumrine
                            -------------------------------
                            Donald F. Crumrine, Director,
                            Chairman of the Board and Chief
                            Executive Officer
                            (principal executive officer)

Date January 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Donald F. Crumrine
                            -------------------------------
                            Donald F. Crumrine, Director,
                            Chairman of the Board and Chief
                            Executive Officer
                            (principal executive officer)

Date January 26, 2010


By (Signature and Title)*   /s/ R. Eric Chadwick
                            -------------------------------
                            R. Eric Chadwick,
                            Chief Financial Officer,
                            Treasurer, and Vice President
                            (principal financial officer)

Date January 26, 2010

* Print the name and title of each signing officer under his or her signature.